UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 9, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001687031
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its Branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001682532
Starwood Mortgage Funding III LLC
(Exact name of sponsor as specified in its charter)

New York	333-206847-03	38-4014737 38-4014738
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(980) 386-8509
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The SSTII Self Storage Portfolio Mortgage Loan, which constituted approximately 2.6% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2016, relating to the Morgan Stanley Capital I Trust 2016-UBS11 filed as Exhibit 4.5 to the registrant’s Current Report on Form 8-K/A filed on February 23, 2017 (the “MSCI 2016-UBS11 PSA”).  Pursuant to Section 7.01(d) of the MSCI 2016-UBS11 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the STII Self Storage Portfolio Mortgage Loan and Greystone Servicing Company LLC (“Greystone Servicing”), a Delaware limited liability company, was appointed as the successor special servicer of the STII Self Storage Portfolio Mortgage Loan under the MSCI 2016-UBS11 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of April 9, 2024, the STII Self Storage Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the MSCI 2016-UBS11 PSA, by Greystone Servicing.  The principal place of business of Greystone Servicing is located at 419 Belle Air Lane, Warrenton, Virginia 20186, and the principal commercial mortgage special servicing offices of Greystone Servicing are located at 5221 N. O’Connor Blvd., Suite 800, Irving, Texas 75039.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  April 9, 2024